VOLU-SOL REAGENTS CORPORATION
5095 West 2100 South
Salt Lake City, Utah 84120
(801) 974-9474

June 5, 2009

Dear Shareholder:

The Board of Directors of Volu-Sol Reagents Corporation (the “Company”) has approved an amendment to the Company’s Articles of Incorporation in order to change the name of the Company to “ActiveCare, Inc.”  The Board has also adopted and approved resolutions to effect the domestication of the Company as a Delaware corporation.

These actions by the Board are subject to the approval of the Company’s shareholders.

The Board of Directors considers the change of the Company’s name to be desirable in order to reflect more closely the new business direction and revised business plan of the Company.  The change of the Company’s state of incorporation to Delaware is expected by the Board to improve the ability of the Company to approach the financial markets and to raise capital, among other things because of the well-established corporation law in Delaware.  We urge you to read the accompanying Consent Solicitation Statement carefully, as it contains a detailed explanation of and the reasons for the proposed amendment and change of domicile.  The Board if Directors believes the proposed amendment is in the best interest of the Company and its shareholders.

Please complete, date and sign the enclosed form of Written Consent of Stockholder attached as Appendix A, and return it promptly in the enclosed envelope on or before July 15, 2009 to ensure that your vote is counted with respect to the proposed amendment to the Company’s Articles of Incorporation.  We intend to file the Articles of Amendment in Utah and the new Certificate of Incorporation in Delaware as soon as possible after July 15, 2009.

Sincerely,

/s/ James J. Dalton
James J. Dalton, CEO and Chairman

VOLU-SOL REAGENTS CORPORATION
5095 West 2100 South
Salt Lake City, Utah 84120
(801) 974-9474

June 5, 2009

NOTICE AND CONSENT SOLICITATION STATEMENT

This Notice and Consent Statement (“Notice”) is being furnished in connection with the solicitation of written consents of the shareholders of Volu-Sol Reagents Corporation (the “Company,” “we,” “us,” and “our”) to amend our Articles of Incorporation to change the name of the Company to “ActiveCare, Inc.” and to change the state of incorporation of the Company from Utah to Delaware.

We intend to mail this Notice and the accompanying form of Written Consent on or about June 5, 2009 to the holders of record of our Common Stock as of the close of business on May 22, 2009. This date is referred to as the "record date." Written consents of shareholders representing a majority of the voting power of our Common Stock, on the record date, acting together as a single voting group, are required to approve the Amendment.  We intend to file the Articles of Amendment to effect the name change in Utah and the new Certificate of Incorporation in Delaware as soon as possible after July 15, 2009.

GENERAL

The Board of Directors is seeking shareholder approval of the Amendment by written consent, rather than by calling a special meeting of shareholders. Written consents are being solicited from all of our shareholders pursuant to Section 16-10a-704 of the Utah Revised Business Corporation Act and Section 2.11 of Article 2 of our Bylaws.

RECEIPT OF CONSENTS

We must receive your written consent by 10:00 a.m.., Mountain Daylight Time, on July 15, 2009 (unless extended by us) to be counted in the vote on the Amendment and the change of state of incorporation.  We will then file the necessary documents to effect these changes.

Shareholders who wish to consent to these changes should complete, sign and date the accompanying Written Consent card attached as Appendix A, and return it to us in the enclosed postage prepaid envelope as soon as possible.

A Written Consent returned by a shareholder will be counted as a shareholder vote cast in favor of the  Amendment and the domestication in Delaware as indicated on the consent, with respect to all shares shown on the books of the Company as of the record date as being owned by such shareholder. ANY SHAREHOLDER WHO SIGNS AND RETURNS THE WRITTEN CONSENT WILL BE DEEMED TO HAVE CONSENTED TO THE APPROVAL OF THE ARTICLES AMENDMENT AND THE CHANGE IN STATE OF INCORPORATION. Shareholder approval will be effective upon receipt by us of affirmative Written Consents representing a majority of the Company's outstanding share of Common Stock, but in no event prior to July 15, 2009.

WHO MAY VOTE

Only shareholders of record as of the record date of May 22, 2009 may vote. You are entitled to one vote for each share of the Company's Common Stock you held on the record date.

There were 10,928,196 shares of the Company's Common Stock issued and outstanding on the record date. Consent may be given by any person in whose name stand shares of Common Stock of the Company on the books of the Company as of the record date, or by his or her duly authorized agent.

VOTE REQUIRED

WE MUST RECEIVE WRITTEN CONSENTS REPRESENTING A MAJORITY OF THE OUTSTANDING SHARES OF OUR COMMON STOCK FOR APPROVAL OF THE AMENDMENT AND THE CHANGE IN STATE OF INCORPORATION.

Accordingly, abstentions from executing and returning the enclosed Written Consent will have the effect of a vote "against" the Amendment.

REVOCATION OF CONSENT

You may withdraw your Written Consent before the solicitation period expires on July 15, 2009. You will need to send a letter to the Company's corporate secretary stating that you are revoking your Written Consent.

ABSENCE OF APPRAISAL RIGHTS

Shareholders who abstain from consenting with respect to the proposals or who withhold consent, do not have the right to an appraisal of their shares of Common Stock or any similar dissenters' rights under applicable law.

EXPENSES OF THIS SOLICITATION

This solicitation is being made by the Board of Directors of the Company, and we will bear the costs of the solicitation, including preparation, printing and mailing costs. Written Consents will be solicited principally through the mail, but our directors, officers and employees may solicit Written Consents personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these consent solicitation materials to shareholders whose stock in the Company is held of record by such entities, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with this consent solicitation, if management determines it advisable.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF SOLICITATION MATERIALS

The following materials, which are enclosed with this mailing, are also available for view online at  www.volusol.com:

•	Consent Solicitation Statement
•	Written Consent form

The earliest date on which the Company may take the actions authorized by the Written Consents is July 15, 2009.

PROPOSALS TO BE VOTED ON

Proposal Number 1

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY TO
ACTIVECARE, INC.

The Company’s Board of Directors has approved and recommends to the shareholders the adoption of an amendment to the Articles of Incorporation that would change the name of the Company to “ActiveCare, Inc.” in the form attached hereto as Appendix B and by this reference incorporated in and made a part of this statement.

Except for this change, the proposed amendment would not affect any other provision of the Articles of Incorporation as previously amended.

Background of the Proposed Amendment

As of the Record Date, there were 10,928,196 shares of the Company’s Common Stock issued and outstanding.  As of the Record Date, there were no shares of Common Stock reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights, including shares that have been set aside for issuance under any incentive stock option plans or other arrangements or agreements.

Management believes that the proposed amendment would benefit the Company by more accurately reflecting the Company’s recently announced efforts and plans to redirect the product development and sales efforts of the Company to emphasize new products and services directed at the monitoring of homebound and elderly individuals.  The current business line of diagnostic and medical solutions and stains would become a relatively minor part of the total business strategy of the Company under its new business model.

For these reasons, the Company’s Board of Directors is seeking shareholder approval of the proposed Amendment.

If the shareholders do not approve the Amendment, the Company may be required to pursue its new business activity under an assumed or fictitious name, “doing business as ActiveCare” for example.  We believe this is a less desirable option than having the corporate name of the Company reflect and tie into the marketing and branding efforts of the new business plan.

Adoption of the proposal to approve the Amendment requires consent of a majority of the holders of the outstanding Common Stock of the Company.  If approved by the shareholders, the proposed amendment would become effective upon the filing with the Division of Corporations and Commercial Code, Department of Commerce, of the State of Utah (the “Utah Division of Corporations”) of the Articles of Amendment to the Articles of Incorporation setting forth the change in name.

•
Please note if the proposed Amendment is approved, we will file with the Utah Division of Corporations the form, Articles of Amendment found in Appendix B to this Information Statement, which changes the name of the Company.

•	If the proposed Amendment is not approved by a majority of the shareholders, the Company’s Articles of Incorporation will not be amended.

VOTE REQUIRED AND BOARD RECOMMENDATION

Approval of the Amendment requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding Common Stock. The directors and executive officers of the Company, holding an aggregate of 3,090,838 voting shares or 28.06% of our Common Stock as of May 22, 2009, have given their consent FOR approval of the Amendment.

Proposal Number 2

CHANGE OF THE STATE OF THE COMPANY’S INCORPORATION
FROM UTAH TO DELAWARE

The Board of Directors of the Company has adopted a resolution approving the change and transfer of the Company’s domestic jurisdiction from the state of Utah to the state of Delaware.  The Board recommends that the shareholders approve this transfer.

Background of the Proposed Transfer

The Board deems it advisable and in the best interest of the Company to approve the change and transfer of the Company’s domestic jurisdiction from Utah to Delaware.  In order to accomplish this transfer, the Directors deem it advisable to adopt the form of Articles of Transfer of ActiveCare, Inc., incorporated by reference hereto and attached hereto as “Appendix C” as well as the form of Certificate of Conversion with Certificate of Incorporation, incorporated by reference hereto and attached hereto as “Appendix D.”

No Change in Business, Physical Location, etc.

The transfer of our domestic jurisdiction to Delaware will effect a change in our legal domicile and other changes of a legal nature, the most significant of which are described below under the heading “Comparison of Shareholder Rights Before and After the Transfer.” This transfer will not result in any change in the business or management of our Company. Our directors, officers and employees will remain the same in connection with the transfer. There will be no change in your share ownership or in the rights that you enjoy as a holder of Common Stock in the Company other than the protections granted to you as a shareholder of a corporation incorporated under the laws of Delaware, as outlined below.

Reasons for the Change

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Delaware (the “DGCL”) is frequently revised and updated to accommodate changing legal and business needs. We believe it will be beneficial to the Company and our shareholders to obtain the benefits of Delaware corporate law.

Delaware has established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to corporations and the DGCL. Corporate cases brought before the Chancery Court are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law interpreting Delaware corporate laws, with multiple cases concerning areas that no Utah court has considered. Because our judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to our company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The change of incorporation from Utah to Delaware also may make it easier to attract future candidates willing to serve on our Board of Directors, because many potential candidates may already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. The transfer of incorporation from Utah to Delaware also may make it easier to attract financing as many investors are generally more familiar with Delaware corporate law, particularly provisions relating to rights of preferred shareholders.

Comparison of Shareholder Rights Before and After the Transfer to Delaware

Because of differences between the Utah Revised Business Corporation Act (“URBCA”) and the DGCL, the change of our state of incorporation will effect some changes in the rights of our shareholders. The Board of Directors believes that these changes are beneficial to the shareholders of the Company and will be beneficial to the business of the Company generally.

Summarized below are the most significant differences between the rights of our shareholders before and after the transfer of domicile to Delaware, as a result of the differences among the URBCA and the DGCL. The summary below is not intended to be an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the URBCA and the DGCL.

Annual and Special Meetings of Shareholders

Both the URBCA and the DGCL require corporations to hold an annual meeting of shareholders. Annual and special meetings may be held either inside or outside the state of incorporation. The presence in person or by proxy of the holders of record of a majority of shares entitled to vote at an annual or special meeting constitutes a quorum for the transaction of business at that meeting.

Utah. Under the URBCA, a special meeting of shareholders may be called by (1) the board of directors; (2) persons authorized in the articles of incorporation or the bylaws; or (3) holders of at least 10% of the voting stock.

Delaware. Under the DGCL, special meetings of shareholders may be called only by the board of directors or by persons authorized in the certificate of incorporation or the bylaws.

Shareholder Voting

Under both Utah and Delaware law, unless otherwise provided in the articles or certificate of incorporation, each shareholder is entitled to one vote for each share of capital stock held by that shareholder. Delaware and Utah law differ with respect to the entitlement of shareholders to vote as separate voting groups. Presently, the Company has one voting group comprised of the holders of its common stock.

Utah. Holders of outstanding shares of a class are entitled to vote as a separate voting group on an amendment to the articles of incorporation, if the amendment would: (1) increase or decrease the aggregate number of authorized shares of the class; (2) exchange or reclassify shares of the class into shares of another class; (3) exchange or reclassify, or create the right of exchange for, shares of another class into shares of the class; (4) change the designation, rights, preferences or limitations of shares of the class; (5) change shares of the class into a different number of shares of the same class; (6) create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior or substantially equal to the shares of the class; (7) increase the rights, preferences or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of the class; (8) limit or deny an existing preemptive right of the shares of the class; or (9) cancel or otherwise affect the rights to distributions or dividends that have accumulated but not yet been declared. The URBCA provides that the articles of incorporation, the initial or amended bylaws, or the board of directors may require separate voting by voting groups on a plan of merger or share exchange. Separate voting by voting groups is also required (1) on a plan of merger that contains a provision that, if contained in a proposed amendment to articles of incorporation, would require action by one or more separate voting groups on the proposed amendment or (2) share exchange by each class or series of shares included in the share exchange, with each class or series constituting a separate voting group.  Action by the shareholders of the surviving corporation and plan of merger is not required if: (1) the articles of incorporation of the surviving corporation will not differ from the articles of incorporation before the merger; (2) each shareholder prior to the merger holds the same number of shares post-merger with identical designations, preferences, limitations, and relative rights; (3) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (4) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.  The URBCA also permits without shareholder approval the sale, lease, exchange or disposal of all or substantially all of the property of the corporation, under specified terms and conditions, and for consideration as determined by the board of directors.

Delaware. Delaware allows holders of outstanding shares of a class or series of stock to vote as a separate voting group on an amendment to the certificate of incorporation, if the amendment would: (1) increase or decrease the aggregate number of authorized shares of the class; (2) increase or decrease the par value of the shares of the class; or (3) alter or change the powers, preferences or special rights of the shares of the class so as to affect them adversely.

Shareholder Action Without a Meeting

Utah. Utah provides that action may be taken without a meeting if consents are signed by the holders of outstanding shares having not less than the minimum number of votes necessary to approve the action at a meeting.  Unless the written consents of all of the shareholders are obtained, notice of any shareholder approval without a meeting must be given at least ten (10) days before the consummation of the transaction or event authorized by the shareholder action to all those shareholders entitled to vote who have not consented in writing and to those shareholders not entitled to vote and to whom the provisions of the URBCA apply.  Consent may be revoked by the shareholder if the writing is received by the corporation prior to the effectiveness of the action.  Shareholder actions taken without a meeting are not effective unless all consents upon which the corporation relies are received within a 60 day period and are not revoked.  Action taken without a meeting is effective as of the date of the receipt of the last written consent necessary to effect the action unless another date is specified.

Delaware. Under the DGCL, unless otherwise provided in the certificate of incorporation, a corporation may take any action without a meeting if consents are received by the shareholders having not less than the minimum number of votes necessary to approve the action at a meeting.

Preferred Stock

Utah. The URBCA allows a corporation to authorize in its Articles of Incorporation, without shareholder approval, the preferences, limitations and relative rights, of any class or series of shares before the issuance of shares of such class or series. As provided for in the Company’s Articles of Incorporation and amendments, the board of directors is authorized to issue shares of preferred stock in one or more series, and to fix for each series the preferences, limitations and relative rights of such series, without shareholder approval. While the Company is authorized to issue Preferred Stock, there are currently no authorized series of Preferred Stock and there are no outstanding shares of Preferred Stock.  The Company has no present plans for issuance of such Preferred Stock.

Delaware. The DGCL contains a similar authorization for the board of directors with respect to Preferred Stock. The Certificate of Incorporation to be filed by the Company permits the Board of Directors, without shareholder approval, to determine the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of each series of Preferred Stock.

Shareholder Nominations For Board of Directors and Proposals for Consideration at Annual Meeting

Under both Utah and Delaware law, a corporation may require shareholders to nominate persons for election to the board of directors and to give notice of business proposed to be brought before the annual meeting of shareholders by a date prior to the annual meeting.

Anti-Takeover Provisions

Delaware and Utah place differing restrictions on acquisition of control of corporations incorporated in the state.

Utah. The Utah Business Combination Law is substantially similar to the Delaware law. The Company has not opted out of the Utah Business Combination Law.  Utah corporations are also governed by the Utah Control Shares Acquisitions Act (“CSAA”), unless they expressly opt out of its provisions. The Company has not opted out of the CSAA. Under the CSAA, a person who acquires “Control Shares” acquires the voting rights with respect to such control shares only to the extent granted by a majority of the preexisting, disinterested shareholders of the corporation. “Control Shares” are shares acquired in an acquisition that would, when added to all other shares held by the acquiring person, bring such person’s total voting power (but for the CSAA) to or above any of three threshold levels: 20%, 33 1/3% or 50% of the total outstanding voting stock. A “control share acquisition” is an acquisition of ownership or the power to direct voting of control shares. Control shares acquired within 90 days of, and control shares acquired pursuant to a plan to make a control share acquisition are considered to have been acquired in the same transaction. The provisions of the CSAA apply equally to transactions approved or opposed by the corporation’s board of directors. Shares are not deemed to be acquired in a control share acquisition if, among other things, they are acquired from the issuing corporation, or are issued pursuant to a plan of merger or exchange effected in compliance with the URBCA and the issuing corporation is a party to the merger or exchange agreement.

Delaware. Under the DGCL, a person who wishes to become an “interested stockholder” (defined below) of a corporation must obtain the approval of the corporation’s board of directors before acquiring its interest. Otherwise the person will be prohibited from entering into certain transactions (“business combinations”) with the corporation for a three-year period (the “Business Combination Law”). An “interested stockholder” is a beneficial owner of 15% or more of the voting power of the corporation. Affiliates and associates of an interested stockholder are included within the definition, and shares held by affiliates and associates are counted in determining whether the 15% threshold will be exceeded.

Prohibited business combinations include the following transactions with, or for the benefit of, the interested stockholder: (1) mergers or consolidations, (2) certain sales, leases, exchanges, mortgages, pledges, transfers or other disposition of assets, (3) issuances of stock (subject to certain exceptions), or (4) loans, guaranties or other financial benefits. Transactions in which the interested stockholder participates proportionately as a stockholder of the target corporation are generally excluded from the moratorium effect of the statute.

The primary exceptions to the Delaware Business Combination Law are: (1) acquiring 85% or more of the target corporation’s outstanding voting stock in a single transaction (excluding shares owned by “officers-directors” and employee stock plans) (2) obtaining approval of the proposed transaction by the corporation’s board of directors or (3) after the transaction, obtaining approval of the transaction by the Corporation’s board of directors and the holders of two-thirds of the corporation’s outstanding voting stock, excluding shares owned by the interested stockholder.

A Delaware corporation may elect not to be governed by the Business Combination Law in its original certificate of incorporation or in an amendment to either the certificate of incorporation or bylaws. The amendment must be approved by a majority of shares entitled to vote and may not be further amended by the board of directors. Subject to certain exceptions, an amendment opting out of the Business Combination Law is not effective until twelve months following its adoption. The Company has not “opted out” of the Business Combination Law.

Dividends, Distributions and Stock Repurchases

Utah. The URBCA prohibits distributions (including dividends) to shareholders unless, after giving effect to such distribution, (1) the corporation would be able to pay its debts as they become due in the usual course of business, and (2) the corporation’s total assets would be at least equal to the sum of its total liabilities plus, unless the articles of incorporation provide otherwise, the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shares with preferential rights superior to those receiving the distribution.

Delaware. Under the DGCL, corporations may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined under the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board of directors, but not below the aggregate par value of a corporation’s outstanding shares.

Delaware corporations may repurchase their own shares of any class except when their capital is impaired or would be impaired by such purchase. A corporation may, however, repurchase out of its capital any shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, provided that the repurchased shares are to be retired and the corporation’s capital reduced. If no shares entitled to such a preference are outstanding, a corporation may repurchase any of its shares and reduce its capital accordingly.

Indemnification of Directors and Officers — Advancement of Expenses

Both Delaware and Utah law permit indemnification of officers and directors from expenses and losses arising out of litigation arising by reason of the officer or director’s service to the corporation or to another entity at its request, including, in certain circumstances, litigation by or in the right of the corporation. Both provide for mandatory indemnification in the event the officer or director is successful in defending the litigation and, under certain circumstances, permit the corporation to advance expenses to the officer or director prior to conclusion of the litigation.

Utah. Utah law is substantially similar to Delaware law with respect to indemnification and advancement of expenses, except that the URBCA: (1) prohibits indemnification of a person in connection with an action charging the improper receipt of personal benefit and in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; (2) requires the indemnified party receiving an advance of expenses to furnish an affirmation of good faith belief that he or she has met the standard of conduct required by the URBCA; and (3) provides for mandatory indemnification when the indemnified party is successful.

Delaware. Under the DGCL, corporations may indemnify any person made a party to any third-party action or proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or was serving in a similar capacity for another corporation at the corporation’s request, as long as that person: (1) has acted in good faith; (2) has acted in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and (3) in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. However, a corporation must indemnify an officer or director “to the extent” the person is successful in defending himself or herself.

Corporations may advance expenses to officers and directors upon receipt of an undertaking by or on behalf of the person to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation. In such circumstances, the DGCL does not require that the undertaking be secured or that the corporation make a determination of ability to repay.

Disclosure of Securities and Exchange Commission Position on Indemnification for Securities Act Liabilities

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Limited Liability of Directors

Delaware. The DGCL permits corporations to adopt provisions in its certificate of incorporation limiting or eliminating certain monetary liability of directors to the corporation or its shareholders. However, the DGCL does not permit limitation of the liability of a director for:

•	breaching the duty of loyalty to the corporation or its shareholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	any transaction in which a director derived an improper personal benefit; or

•	paying an unlawful dividend or approving an unlawful stock repurchase.

Utah. The URBCA contains similar provisions limiting the liability of corporate directors. The Utah statute differs from the Delaware statute, however, in that Delaware, by its terms, provides for limited liability for “breach of fiduciary duty as a director,” whereas Utah permits limited liability under the “general standards of conduct for director” except in the circumstances generally detailed above in the description of the Delaware statute.  In addition, the URBCA does not eliminate liability for acts or omissions occurring prior to the date of the adoption of the limited liability provision.

Conflict of Interest Transactions

Utah and Delaware have similar provisions governing transactions between the corporation and a director or person in which a director has an interest. Under the URBCA and the DGCL, both shareholders and a quorum of disinterested directors have the power, by majority vote, to ratify a contract or transaction in which a director has an indirect or direct interest.

Article VIII of the Company’s Articles of Incorporation provides in part that:

[T]he affirmative vote of the holders of not less than two-thirds of the outstanding shares of voting stock of the Company shall be required for approval if (i) the Company merges or consolidates with any other corporation if such other corporation and its affiliates are directly or indirectly the beneficial owners of more than 10% of the total voting power of all outstanding shares of the voting stock of the Company (a “Related Corporation”), if (ii) the Company sells to or exchanges with a Related Corporation all or a substantial part of its assets, or if (iii) the Company issues or delivers any stock or other securities of its issue in exchange or payment for any properties or assets of a Related Corporation or securities issued by a Related Corporation, or in a merger of any affiliate of the Company with or into a Related Corporation or any of its affiliates; provided, however, that the foregoing shall not apply to any such merger, consolidation, sale or exchange, or issuance or delivery of stock or other securities which was approved by resolution of the board of directors adopted by the affirmative vote of not less than a majority of the directors who were directors prior to the acquisition of beneficial ownership of more than 10% of all outstanding shares of the voting stock of the Company by the Related Corporation and its affiliates, nor shall it apply to any such transaction solely between the Company and another corporation 50% or more of the voting stock of which is owned by the Company.  An “affiliate” of a person means a person that, directly or indirectly, through one or more intermediates, controls, is controlled by, or is under common control with, the person specified.  “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise; and in computing the percentage of outstanding voting stock beneficially owned by any person, the shares outstanding and the shares owned shall be determined as of the record date fixed to determine the shareholders entitled to vote or express consent with respect to such proposal.  The shareholder vote, if any, required by mergers, consolidations, sales or exchanges of assets or issuances of stock or other securities not expressly provided for in this Article VII (sic), shall be such as may be required by applicable law.  A “substantial part” of the corporation’s assets shall mean assets comprising more than 10% of the book value or fair market value of the total assets of the Company and its subsidiaries taken as a whole.

The Company’s Certificate of Incorporation in Delaware will follow the Delaware law, provided, however, that if the holders of fewer than 2/3 of the outstanding shares approve the transfer of the Company’s domicile to Delaware then the Certificate of Incorporation will include a provision that is similar in effect to the foregoing provision in the Company’s current Articles of Incorporation.

Authority of Board Committees

Both Utah and Delaware empower corporate boards of directors to delegate to committees of the board significant responsibilities.

Utah. The URBCA permits a board committee consisting of two or more members to exercise the full authority of the board of directors to the extent specified by the board of directors or by the Articles of Incorporation or Bylaws.  A committee must be approved by a majority of all the directors in office or the number of directors required by the Articles of Incorporation and the Bylaws to take action under the URBCA.

Delaware. The DGCL does not permit delegation to a committee of: (1) the authority to adopt, amend or repeal any bylaw of the corporation or (2) approve, adopt or recommend to shareholders any action or matter which must be submitted to the shareholders.

Shareholder Derivative Suits

Utah. The URBCA requires that the shareholder bringing a derivative suit (1) was a shareholder at the time the transaction complained of occurred or became a shareholder through transfer by operation of law from one who was a shareholder at the time of the act or omission complained of; and (2) fairly and adequately represents the interests of the corporation in enforcing the right of the corporation.

Delaware. The DGCL requires that the shareholder bringing a derivative suit have been a shareholder at the time of the wrong complained of or that the stock devolved to him or her by operation of law from a person who was a shareholder at the time of the wrong complained of. In addition, the shareholder must remain a shareholder throughout the litigation.

Amendment of Bylaws

The URBCA provides that shareholders may amend or repeal the bylaws and that the board of directors, has the power to amend the bylaws unless prohibited by the Articles of Incorporation or Bylaws. The Company’s current Bylaws authorize both the Board of Directors and the shareholders to adopt, repeal, alter, amend or rescind the Bylaws, with limited exceptions. Under the DGCL, unless the certificate of incorporation provides otherwise, after the corporation has received payment for any of its stock, the bylaws may only be amended upon approval of the shareholders.

Dissenters’ Rights

Utah. Under the URBCA, a shareholder eligible to vote may dissent from, and obtain payment for shares in the event of, the following shareholder-approved corporate actions:

•	A merger to which the corporation is a party;

•	A share exchange plan to which the corporation is a party as the corporation whose shares will be acquired;

•
The sale, lease, or exchange of all or substantially all of the corporation’s property, but not a sale for cash pursuant to a plan by which all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of the sale;

•
The sale, lease, or exchange of all or substantially all of the corporation’s property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition of the transaction;

•	Other corporate actions for which the articles of incorporation, bylaws, or resolutions of the board of directors provide the right of dissent and appraisal; or

•	A conversion to a non-corporate business entity.

Dissent and appraisal right are not available to shareholders of Utah corporations for:

•
Shares of stock which, at the time of the corporate action, were either listed on a national securities exchange or quoted as a National Market System issue on the National Association of Securities Dealers, Inc. Automated Quotation System, or were held of record by more than 2,000 shareholders unless the articles of incorporation provide otherwise;

•	The sale of assets pursuant to court order;

Under the URBCA, a shareholder asserting dissenters’ rights must give the corporation notice of his or her intent in writing prior to the vote on the action and must not vote in favor of the action or sign a consent voting in favor of the action.  To be entitled to payment for the shares under the dissenters’ rights provisions of the URBCA, unless otherwise provided under the articles of incorporation, the bylaws or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating the dissenters’ rights under the URBCA is approved by the shareholders or as of the effective date if authorized other than by a vote of the shareholders.  If the proposed corporate action creating dissenters’ rights under the URBCA is authorized, the corporation must provide a written dissenters’ rights notice to all shareholders who are entitled to demand payment for their shares according to the provisions of the URBCA and the shareholder who is given such dissenters’ notice who meets the requirements under URBCA and wishes to assert dissenters’ rights must submit a payment demand and deposit their certificates in accordance with the provisions of URBCA in order for them to require the corporation to make payment to them for the fair value of the shares

Delaware. Under the DGCL, a shareholder of a corporation only has appraisal rights in the case of a stockholder objecting to certain mergers. However, a shareholder of a Delaware corporation does not have appraisal rights in connection with a merger or consolidation if:

•
The shares of the corporation are (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; (3) held of record by more than 2,000 shareholders; or

•	The corporation will be the surviving corporation of the merger and approval of the merger does not require the vote of the shareholders of the surviving corporation.

Notwithstanding the foregoing, shareholders of Delaware corporations are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than:

•	Shares of stock of the corporation surviving or resulting from the merger or consolidation;

•
Shares of any other corporation that on the effective date of the merger or consolidation will be either: (1) listed on a national securities exchange; (2) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or (3) held of record by more than 2,000 shareholders;

•	Cash in lieu of fractional shares of the corporation; or

•	Any combination thereof.

Under the DGCL, the corporation must pay to the dissenting shareholder the fair value of the shares upon completion of the appraisal proceedings.

Inspection of Corporate Books and Records

Both Utah and Delaware permit shareholders to examine and make extracts from the corporation’s books and records for a proper purpose. Under URBCA, inspection requires that: (1) the shareholder’s demand be made in good faith and for a proper purpose; (2) the shareholder describe with reasonable particularity the shareholder’s purpose and the records shareholder desires to inspect; and, (3) the records requested be directly connected with the shareholder’s purpose. Utah law also requires the shareholder to give to the corporation five business days written notice of the demand to inspect.   Under the DGCL the shareholder, in person or by attorney or other agent, must make demand in writing for proper purpose and such demand must (1) be written and under oath and (2) state the purpose of the demand.

Number/Election of Directors

Utah.  Except as provided in the URBCA or if the corporation has fewer than three shareholders entitled to vote for the election of directors, the number of directors of a corporation must consist of a minimum of three individuals.  The directors are elected by a plurality of the votes cast by shareholders. Unless otherwise provided in the articles of incorporation, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders or the board of directors may fill the vacancy. The Articles of Incorporation of the Company currently require that the number of directors of the corporation shall be not less than two (2) nor more than thirteen (13).  As provided in the URBCA and the Bylaws of the Company, if there are fewer than three shareholders the number of directors may consist of a number which is equal to or greater than the number of such shareholders as determined by the Board of Directors.

Delaware.  The DGCL states that the corporation must have one or more directors. The directors are elected by a plurality of the votes present at the meeting, either in person or by proxy, and entitled to vote on the election of directors.

Removal of Directors

Utah. Under the URBCA, unless the articles of incorporation provide otherwise, a director may be removed with or without cause and only by a majority of votes cast. A director may only be removed at a special meeting called for the purpose of removing the director or at the annual meeting. Utah courts may also remove a director for cause if the corporation or the holders of 10% or more of the stock commence an action for removal.

Delaware. Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except 1) if the certificate of incorporation provides otherwise, any director or the entire board of directors of a corporation with a classified board of directions may be removed, only for cause, by the holders of a majority of shares entitled to vote at an election of directors and 2) except if the corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such directors removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

VOTE REQUIRED AND BOARD RECOMMENDATION

Approval of the domestication of the Company in Delaware requires the affirmative written consent of shareholders holding at least a majority of the Company's outstanding Common Stock. The directors and executive officers of the Company, holding an aggregate of 3,090,838 voting shares or 28.06% of our Common Stock as of May 22, 2009, have given their consent FOR approval of the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

This section sets forth information known to us with respect to the beneficial ownership of our Common Stock as of May 22, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares of Common Stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after May 22, 2009 while those shares are not included for purposes of computing percentage ownership of any other person.

Security Ownership of Certain Beneficial Owners

The following table sets forth information for any person (including any “group”) who is known to us to be the beneficial owner of more than 5% of our Common Stock, other than the named executive officers or directors of the Company. Beneficial ownership representing less than 1% is denoted with an “*.”

Title of Class	Name and Address of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class
Common	Futuristic Medical Devices, LLC 154 Rock Hill Road Spring Valley, NY 10977 ADP Management Corporation (1) 1401 N. Hwy 89 Suite 220 Farmington, Utah 84025 Wilford W. Kirton 39 Hoe Street Paia, HI 96779	1,512,115 2,672,437 666,667	16.8% 24.45% 7.4%
	Schwartz Group, LLC 735 Wythe Avenue Brooklyn, NY 11211 FG Elysian, LLC 2215 York Road, Suite 414 Oak Brook, IL 60523	625,000 625,000	7.0% 7.0%

(1)	ADP Management is an entity co-owned by Mr. Dalton, our CEO and Chairman. Includes 2,000,000 shares held directly by Mr. Dalton.

Security Ownership of Management

The following table sets forth information as to the voting securities beneficially owned by each director, each of the named executive officers, and the directors and executive officers of the Company as a group.

Title of Class	Name of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class
Common	James Dalton (1)	2,704,144	24.55%
	James G. Carter (2)	0	*
	William K. Martin (3)	593,750	5.39%
	Michael G. Acton (4)	133,498	1.21%
	Jack Johnson (5)	0	*
	Officers and Directors as a Group (5 persons)	3,090,838	28.06%

(1)
Mr. Dalton is a member of the board of directors and the CEO of the Company.  Includes 672,437 shares of common stock held in the name of ADP Management, an entity under shared control of Mr. Dalton.  Also includes 2,000,000 shares held directly by Mr. Dalton.

(2)	Mr. Carter is a director.

(3)	Mr. Martin is a director. All shares indicated are held in the name of Zenith Holding, LTD, an entity controlled by Mr. Martin.

(4)	Mr. Acton is the Chief Financial Officer of the Company.

(5)	Mr. Johnson is a director.

ADDITIONAL INFORMATION

The Company files quarterly and other reports with the Securities and Exchange Commission.  These reports and other filings may be viewed at the Commission’s website (www.sec.gov) and at the Company’s website at www.volusol.com.  Copies of the Company's quarterly and annual reports are available upon request to: Michael G. Acton, Chief Financial Officer, 5095 West 2100 South, West Valley City, Utah 84120.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Schedule 14A Consent Solicitation Statement is to be presented for the consent of the shareholders.

APPENDIX A

WRITTEN CONSENT OF STOCKHOLDERS
OF
VOLU-SOL REAGENTS CORPORATION
IN LIEU OF MEETING

[See form of Written Consent Card accompanying this Consent Solicitation Statement]

APPENDIX B
FORM OF ARTICLES OF AMENDMENT
(CHANGE OF NAME)

ARTICLES OF AMENDMENT
TO THE
 ARTICLES OF INCORPORATION
OF
VOLU-SOL REAGENTS CORPORATION
(Hereafter ActiveCare, Inc.)

Pursuant to and in accordance with the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, as amended, (the “Act”), the undersigned, Volu-Sol Reagents Corporation (the “Corporation”) hereby declares and certifies as follows:

1.	The name of the Corporation is Volu-Sol Reagents Corporation.

2.	The text of the amendment to the Articles of Incorporation of the Corporation adopted by Unanimous Written Consent of the Directors of the Corporation is as follows:

“ARTICLE I
(Name)

The name of the Corporation is:  ActiveCare, Inc.”

3.	The amendment specified above does not provide for an exchange, reclassification, or cancellation of issued shares of the Corporation.

4.
The amendment specified above was adopted as of __________ ___, 2009 by Unanimous Written Consent of the Board of Directors of the Corporation, and in accordance with the requirements of the Act and the Bylaws of the Corporation.  In addition, as of __________ ___, 2009, such amendment specified above was approved by the majority of the shareholders of the Corporation entitled to vote on such matters as follows:

DESIGNATION OF STOCK	NO. OF OUTSTANDING SHARES	NO. OF VOTES CAST	VOTES CAST FOR AMENDMENT	VOTES CAST AGAINST AMENDMENT OR ABSTAINING

Such votes cast were sufficient for approval of the Amendment.

IN WITNESS WHEREOF, this Amendment to the Articles of Incorporation of the Corporation is executed as of the ____ day of __________, 2009.

Volu-Sol Reagents Corporation,
a Utah corporation

By ____________________________
Name:
Title:

APPENDIX C

CERTIFICATE OF CONVERSION
ARTICLES OF TRANSFER AND
CERTIFICATE OF INCORPORATION
(DELAWARE)

CERTIFICATE OF CONVERSION
OF
ACTIVECARE, INC.

Pursuant to Section 265 of the Delaware General Corporation Law, this Certificate of Conversion of ActiveCare, Inc., a Utah corporation, is being duly executed and filed by the undersigned authorized person to convert ActiveCare, Inc., a Utah corporation, to a domestic corporation in the State of Delaware, and said authorized person adopts the following Certificate of Conversion and certifies as follows:

1.	The name of the company immediately prior to filing this Certificate is ActiveCare, Inc. (the “Company”).

2.
The original Articles of Incorporation of the Company were filed with the State of Utah Department of Commerce, Division of Corporations and Commercial Code on March 5, 1998 and the domestic jurisdiction of the Company immediately prior to filing this Certificate of Conversion is Utah.

3.	The name of the Company as set forth in the Certificate of Incorporation is ActiveCare, Inc.

4.	The effective date of the conversion described herein shall be the date upon which this Certificate of Conversion is filed with the Delaware Department of State Division of Corporations.

IN WITNESS WHEREOF, the undersigned hereby certifies and verifies, under penalties of perjury, that the facts stated in this Certificate of Conversion are true and accurate and executes and delivers this Certificate of Conversion this _______ day of _____________ 2009.

By:
Michael G. Acton
Authorized Person

ARTICLES OF TRANSFER
OF
ACTIVECARE, INC.

July ___, 2009

Pursuant to the provisions of the Utah Revised Business Corporation Act, as amended, ActiveCare, Inc., a Utah corporation (the “Corporation), adopts the following Articles of Transfer and certifies as follows:

First:
The name of the Corporation prior to the transfer contemplated herein is ActiveCare, Inc.  The name of the Corporation following the transfer is ActiveCare, Inc.

Second:
The Corporation’s original Articles of Incorporation were filed with the Utah Division of Corporations and Commercial Code (the “Division”) on March 5, 1998.

Third:
The Corporation shall be converted from a Utah to a Delaware corporation pursuant to duly executed Delaware Certificate of Conversion and Certificate of Incorporation.

Fourth:
The effective date of the transfer described herein shall be the date upon which these Articles of Transfer are filed with the Division of Corporations and Commercial Code of the Department of Commerce of the State of Utah.

  Fifth:
The transfer of the Corporation has been approved by a majority of the Corporation’s Shareholders pursuant to execution of Written Consent of the Shareholders dated __________________ ___, 2009.

Sixth:
The existence of the Corporation as a domestic corporation of Utah shall cease when these Articles of Transfer are filed.

Seventh:
The Corporation agrees that it may be served with process in Utah in any proceeding for enforcement of any obligation of the Corporation arising while it was a Corporation under the laws of the State of Utah, and irrevocably appoints the director of the Division as the Company’s agent to accept service for process in any proceeding.  The Division may send a copy of any such service of process to The Corporation Trust Company, 1209 Orange Street, Wilmington, DE  19801.  The Corporation shall give the Division written notice of any change in address where a copy of service of process may be sent

IN WITNESS WHEREOF, the undersigned hereby certifies and verifies, under penalties of perjury, that the facts stated in these Articles of Transfer are true and accurate and executes and delivers these Articles of Transfer this _______ day of _____________, 2009.

ActiveCare, Inc.
a Utah corporation

By:
Its:

CERTIFICATE OF INCORPORATION
OF
ACTIVECARE, INC.

ARTICLE I

The name of this Corporation is “ActiveCare, Inc.”

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

The name of the Corporation’s incorporator is Michael G. Acton and the incorporator’s mailing address is 5095 West 2100 South, Salt Lake City, Utah 84120.

ARTICLE V

A.           Authorized Stock. The Corporation is authorized to issue two classes of stock to be designated respectively Preferred Stock (“Preferred Stock”) and Common Stock (“Common Stock”). The total number of all shares of all classes of capital stock the Corporation shall have authority to issue is sixty million (60,000,000). The total number of shares of Preferred Stock the Corporation shall have authority to issue is ten million (10,000,000). The total number of shares of Common Stock the Corporation shall have authority to issue is fifty million (50,000,000). The Preferred Stock and the Common Stock each shall have no par value per share. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of Preferred Stock, or of any series thereof, unless a vote of any such holders of Preferred Stock is required pursuant to the provisions established by the Board of Directors of the Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

B.           Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences, and relative participating, optional, or other special rights of the shares of such series and the qualifications, limitations, or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C.           Common Stock.

1.           Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions, of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

2.           Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

3.           Dividends. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

4.           Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE VI

A.           Limitation on Liability.  A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived any improper personal benefit.  If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

B.           Indemnification. Each person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified and advanced expenses by the Corporation, in accordance with the bylaws of the Corporation, to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect. The right to indemnification and advancement of expenses hereunder shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

C.           Insurance. The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

D.           Repeal and Modification. Any repeal or modification of the foregoing provisions of this Article VI by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE VIII

Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE IX

A.           Number of Directors.  The number of directors which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws of the Corporation or in an amendment thereof duly adopted by the Board of Directors of the Corporation or by the stockholders of the Corporation.

B.           Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article V of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect directors, and subject to the provisions hereof, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE X

Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide.  The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation or in the Bylaws of the Corporation.

ARTICLE XI

Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation this _____ day of ___________, 2009.

Michael G. Acton, Incorporator